EXHIBIT 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF AN ORDER
ATLANTIC SOUTHERN BANK	)	TO CEASE AND DESIST
MACON, GEORGIA	)
	)	FDIC-09-225b
(Insured State Nonmember Bank))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC, the Commissioner (“Commissioner”) for the State of Georgia, Department of Banking and Finance and Atlantic Southern Bank, Macon, Georgia (“Bank”), through its board of directors, as follows.

1.                                       The Bank has been advised of its right to receive a written Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and the FDIC’s Rules of Practice and Procedure (“Rules”), 12 C.F.R. Part 308, and has waived those rights.

2.                                       The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC and the Commissioner in the form attached hereto.  The Bank further stipulates and agrees that such ORDER shall become effective immediately after its issuance by the FDIC and the Commissioner and be fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C. § 1818(i)(1), and the Rules, and by the Commissioner subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3.                                       In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC unless the Bank or any “institution affiliated party”, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4.                                       The Bank hereby waives:

(a)                                  the receipt of a written Notice;

(b)                                 all defenses to the charges to be set forth in the Notice;

(c)                                  a hearing for the purpose of taking evidence     regarding the allegations to be set forth in the Notice;

(d)                                 the filing of Proposed Findings of Fact and Conclusions of Law;

(e)                                  a Recommended Decision of an Administrative Law Judge; and

(f)                                    exceptions and briefs with respect to such Recommended Decision.

Dated:  September 11th, 2009

FEDERAL DEPOSIT INSURANCE CORPORATION
LEGAL DIVISION

BY:
/s/ Barbara J. Lukes

Barbara J. Lukes
Counsel

GEORGIA DEPARTMENT OF BANKING AND FINANCE

BY:
/s/ Robert M. Braswell

Robert M. Braswell
Commissioner

ATLANTIC SOUTHERN BANK
MACON, GEORGIA

BY:

/s/ Raymond O. Ballard, Jr.
Raymond O. Ballard, Jr.

/s/ Peter R. Cates
Peter R. Cates

/s/ Carolyn Crayton
Carolyn Crayton

/s/ James Douglas Dunwody
James Douglas Dunwody

/s/ William A. Fickling, III
William A. Fickling, III

(continued on next page)

/s/ Michael C. Griffin
Michael C. Griffin

/s/ Carl E. Hofstadter
Carl E. Hofstadter

/s/ Laudis H. Lanford
Laudis H. Lanford

/s/ J. Russell Lipford, Jr.
J. Russell Lipford, Jr.

/s/ Thomas J. McMichael
Thomas J. McMichael

/s/ Donald Moore
Donald Moore

/s/ Tyler J. Rauls, Jr.
Tyler J. Rauls, Jr.

/s/ Hugh F. Smisson, III
Hugh F. Smisson, III

/s/ Mark A. Stevens
Mark A. Stevens

/s/ George Waters, Jr.
George Waters, Jr.

THE BOARD OF DIRECTORS